CLOUGH FUNDS Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

October 15, 2019

VIA EDGAR

Division of Investment Management

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Clough Funds Trust (the “Trust”) (File Nos. 333-204408 and 811-23059)

Dear Sir or Madam:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information contained in a supplement dated September 27, 2019, to the prospectus dated February 28, 2019, with respect to the Registrant. The purpose of this filing is to submit the 497(e) filing dated September 27, 2019 in XBRL for the Registrant.

The SEC Staff is requested to address any comments on this filing to me at 720.917.0864.

Sincerely,

/s/ Sareena Khwaja-Dixon

Sareena Khwaja-Dixon

Secretary

Enclosure